UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 4, 2006
Date of report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-15259 (Commission File Number)	98-0214719 (IRS Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, Including Zip Code, of Principal Executive Offices)		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing Address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Robert Stavis resigned from the Board of Directors of PXRE Group Ltd. effective as of December 4, 2006. A copy of the press release announcing Mr. Stavis’ resignation is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of PXRE Group Ltd. dated December 5, 2006 concerning the resignation of Mr. Robert Stavis from the Board of Directors of PXRE Group Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

	By:	/s/ Robert P. Myron
		Name:	Robert P. Myron
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: December 5, 2006